UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 1, 2025

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2025. The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of one year each, or until their successors are elected and qualified. The voting results for each director nominee were as follows:

Nominees	For	Against	Abstain	Broker Non- Votes
Bradlen L. Cashaw	183,643,492	9,207,180	838,907	21,830,227
Richard A. Dierker Matthew T. Farrell	189,342,712 181,556,118	3,936,145 11,722,999	410,722 410,462	21,830,227 21,830,227
Bradley C. Irwin	179,693,211	13,276,143	720,225	21,830,227
Penry W. Price	171,543,373	21,689,918	456,288	21,830,227
Susan G. Saideman	185,612,559	7,531,092	545,928	21,830,227
Ravichandra K. Saligram	179,915,184	12,957,029	817,366	21,830,227
Robert K. Shearer Michael R. Smith	183,025,774 189,930,009	10,200,497 3,303,846	463,308 455,724	21,830,227 21,830,227
Janet S. Vergis	175,924,048	16,720,752	1,044,779	21,830,227
Arthur B. Winkleblack	181,932,255	11,302,75	454,567	21,830,227
Laurie J. Yoler	185,621,566	7,516,725	551,288	21,830,227

Proposal No. 2 – Advisory Vote to Approve Compensation of the Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
171,434,383	21,685,773	569,423	21,830,227

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025. The voting results on the proposal were as follows:

For	Against	Abstain
201,429,583	13,700,151	390,072

Proposal No. 4 – Stockholder Proposal

The stockholders did not approve the stockholder proposal submitted as Proposal 4. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
27,836,185	165,085,788	767,606	21,830,227

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 2, 2025	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary